                     			       	EXHIBIT 24

                   				POWER OF ATTORNEY


	      WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

	      WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

	      WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

	      NOW THEREFORE, the undersigned hereby constitutes and appoints Robert L. Edwards, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1993; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

	      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1994.



                                   /s/ EDWARD F. SWIFT
				                          -------------------------------
					                                Edward F. Swift
						                                   Director

                    				POWER OF ATTORNEY


	      WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

	      WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

	      WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

	      NOW THEREFORE, the undersigned hereby constitutes and appoints Robert L. Edwards, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1993; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

	      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1994.



                           					    /s/ ORVAL M. ADAM
				                          -------------------------------
					                                 Orval M. Adam
						                                   Director

                    				POWER OF ATTORNEY


	      WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

	      WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

	      WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

	      NOW THEREFORE, the undersigned hereby constitutes and appoints Robert L. Edwards, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1993; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

	      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1994.



                            					/s/ WILFORD D. GODBOLD, JR.
				                           -------------------------------
					                              Wilford D. Godbold, Jr.
						                                    Director

                   				POWER OF ATTORNEY


	      WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

	      WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

	      WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

	      NOW THEREFORE, the undersigned hereby constitutes and appoints Robert L. Edwards, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1993; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

	      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1994.


                           					   /s/ ROBERT D. KREBS
				                           -------------------------------
					                                Robert D. Krebs
						                                   Director

                     				POWER OF ATTORNEY


	      WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

	      WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

	      WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

	      NOW THEREFORE, the undersigned hereby constitutes and appoints Robert L. Edwards, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1993; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

	      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1994.



                           					   /s/ DENIS E. SPRINGER
				                           -------------------------------
					                                 Denis E. Springer
						                                    Director